Exhibit 99.1

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January 2005

[LOGO]

New Opportunity

Pharmacopeia Drug Discovery, Inc. is a biopharmaceutical company, focused on the creation of new small molecule therapeutics for significant unmet medical needs

Strategic Value Capture Points

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Intellectual Capital and Experience

Over 160 patents filed with 69 issued

•                  Chemistry - 92

•                  Biology - 29

•                  Engineering - 36

•                  Software - 5

160 Employees (140 scientists)

•                  Chemistry - 80

•                  Biology - 40

•                  Engineering & Informatics - 20

•                  General & Administrative - 20

Drug Discovery Capabilities

Pharmacopeia Drug Discovery and Development

Compound Collection

Computational Chemistry

Medicinal Chemistry

Assay Development

uHTS

ADME

Pharmacology

Engineering

Comprehensive, integrated discovery capability

9/27/04     Pharmacopeia Delivers Leads and Triggers Research Milestone in Collaboration with Neurocrine

10/5/04                   Pharmacopeia Achieves Preclinical Development Candidate Milestone in Collaboration with Schering-Plough

10/25/04          Pharmacopeia Announces Expanded Collaboration with Neurocrine

10/26/04          Biovitrum AB and Pharmacopeia Form Strategic Research Alliance

11/9/04                   Pharmacopeia Delivers Development Candidate and Achieves Research Milestone with Organon

11/30/04            Pharmacopeia Delivers Development Candidate for Oncology Target with Schering-Plough

Strategy

Generate maximum return on the existing asset base in the near-term, whilst offering greater future returns on investments being made at Pharmacopeia today

•                  Advance and expand the portfolio of wholly-owned therapeutic product programs

•                  Evolve the successful collaborative drug discovery business to capture an increasing share of the downstream return

Focus

Raise Pharmacopeia profile	Communicate the opportunity

Maintain existing business	Evolve the collaboration model

Build the internal portfolio	Retain to clinical Phase II

Sow seeds for future growth	Build in immunobiology

Therapeutic Focus

Immunobiology Disease Processes

Inflammatory Bowel Disease

Multiple Sclerosis

Rheumatoid Arthritis

Psoriasis

Ulcerative Colitis

Asthma

One drug modulates single process underlying multiple diseases

Business Evolution

Drugs in the clinic Minimize the risk

Chemistry & Biology Assets: • ultra-large libraries • HTS capability • lead optimization • ADME Tox • early product portfolio • intellectual property	Advance internal pipeline License in candidates for value addition

Deliver more for a bigger share of downstream

2004	2005-2006	2007+

Robust Pipeline

In Clinical Trials
w/ Collaborators
4

Pre-Clinical
Development
4
Partnered

In Vivo Optimization
6
Partner / PCOP

In Vitro Lead Optimization
9

Lead
Discovery
20+

Research & Development Product Portfolio	01/07/05

			Lead	Preclinical		Clinical Phase			NDA
	Program	Partner	Generation	Optimization	Development	I	II	III	Filed

PS516895	Rheumatoid Arthritis P38	Bristol Myers Squibb	=>
PS469655	Asthma/AllergyVLA-4	Daiichi	=>
PS140430	Respiratory	Schering-Plough	=>
PS291822	Inflammation	Schering-Plough	=>
PS609096	Oncology	Schering-Plough	=>
PS891169	Inflammation/Arthritis	Berlex	=>
PS778629	CNS	Organon	=>
PS579765	Oncology	Schering- Plough	=>
Internal Programs
PS608504	Transplantation Jak3		=>
PS388023	Angiogenesis αvβ3		=>
PS826957	Inflammation IPR		=>

p38 MAP Kinase Inhibition

•     P38 is a member of the MAP kinase superfamily

•     Independent activation pathway responsive to stress stimuli:

• inflammatory cytokines, endotoxin, osmotic, UV, chemical stress

•     Regulates production of inflammatory cytokines

• TNF-α, IL-1, IL-6, IL-8

P38 kinase: Central Role in Inflammation

p38	MK2	TNF

IL-1

RA – anti-TNFα
RA – anti IL-1
Enbrel
Remicade	Kineret
Humira

Blocks the inflammatory effects of TNF & IL-1
PS 516895 in clinical Phase I

Advantages of the Pharmacopeia
p38 Kinase Inhibitor

• Potential to be best in class •

Mechanism of Action	Reversible inhibitor unlike BIRB-796

CNS Safety	No CNS penetration compared to VX-745

Liver Safety	Superior CYP profile to PhII candidates

Specificity for p38	Superior kinase specificity for diminished off-target effects

Efficacy	Efficacious at very low doses

Molecular Basis of Angiogenesis

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Physiology and Pathology of αvβ3
Role in Angiogenesis

1.             αvβ3 is expressed on

i.                                         retinal vasculature of patients with Age-related Macular Degeneration (AMD)

ii.                                     vascular endothelial cells from patients with Proliferative Diabetic Retinopathy (PDR)

2.             αvβ3 expression is linked to neoplastic progression in malignant melanoma and breast cancer cell metastasis

PS388023 inhibits corneal neovascularization

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PS388023 inhibits retinal neovascularization

Vehicle

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cRGD

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PS388023

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The Next 12 months

•                  Continuing milestone flow from collaborations

•                  Expanded product portfolio

•                  Partnered programs should advance

•                  Addition of key pre-clinical and clinical assets

•                  Internal programs towards preclinical development

We are proud of our assets

• Ultra-large libraries	7.5 million compounds
• HTS capability	1536-well format
• Lead optimization	80 medicinal chemists
• ADME Tox	40 discovery biologists
• Early product portfolio	4 compounds in Phase 1
• Milestone and royalty stream	risk distributed over 8 opps
• Intellectual property	protected assets

Financial Summary

•                  $24-28MM in revenues for 2004

•                  $40MM in cash

•                  12.3 million shares

•                  52 week range $4.46 - $10.35 (currently $5-6)

•                  Market Cap = ~ $70MM

•                  Enterprise value = ~ $30MM

Summary

•                  Strong balance sheet

•                  Strong development pipeline fueled by collaborations

•                  Collaborations with major pharmas and biotechs

•                  Milestone and royalty flow from collaborations

•                  Experienced R&D team with proven track record

•                  Growing portfolio of wholly-owned programs